This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. 1 Investor Presentation As of March 31, 2025

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB, CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in the Pacific Northwest • 209 branches across 9 western states • Full-service consumer & commercial bank • Strong capital, high asset quality, consistent results • Portfolio mortgage lender • Profitable every year since 1965 • Interest rate risk management – well controlled • 168 consecutive quarterly cash dividends • 13,646% Total shareholder return since IPO Total Assets $27.6B Total Loans HFI $20.9B Total Deposits $21.4B Stockholder Equity $3.0B Efficiency Ratio 58.3% Adjusted Efficiency Ratio 58.4% 1 As of or for the quarter-ended March 31, 2025 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Experience Officer Kim Robison EVP Chief Operating Officer

WaFd Bank Demographics

Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk

State	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2025 (Actual)	Population Change 2020-2025 (%)	Projected Population Change 2025-2030 (%)	Median HH Income 2025 ($)	Projected HH Income Change 2025-2030 (%)
Washington	73	8,723,693	3.97	40.7	7,876,848	2.23	2.87	96,120	10.09
California	10	4,073,942	0.27	19.0	38,870,482	-1.69	-0.27	95,065	7.65
Oregon	36	2,798,850	2.73	13.1	4,232,181	-0.12	0.53	80,356	9.15
Arizona	28	1,676,939	0.76	7.8	7,560,739	5.72	4.4	78,786	11.67
New Mexico	19	1,666,280	3.56	7.8	2,117,805	0.01	0.89	64,393	8.62
Idaho	21	949,570	2.53	4.4	2,015,909	9.61	6.54	77,609	12.3
Utah	9	601,503	0.45	2.8	3,484,888	6.52	4.92	95,601	13.03
Nevada	8	538,439	0.53	2.5	3,234,542	4.18	3.42	74,821	8.01
Texas	5	398,210	0.03	1.9	31,245,372	7.2	5.64	76,585	10.1
Totals:	**209**	**21,427,426**		**100**	**100,638,766**				
Weighted Average						**1.75**	**2.13**	**88,495**	**9.58**
Aggregate: National					**337,643,652**	**1.87**	**2.4**	**78,770**	**8.82**

Branch count and WaFd deposit balances are as of March 31, 2025. Deposit market share and percent of national franchise are from the FDIC's Summary of Deposit reports and are as of September 30, 2024. All other data is updated as new data becomes available.

WaFd Bank 4

Organizational Structure & Objective: Business Banking and Commercial Real Estate Banking Segments have two primary objectives as a trusted advisor: 1.Deliver phenomenal , concierge-level customer service to all our clients - "everyone and every business deserves a WaFd banker". 2.Grow the business by delivering credit and treasury solutions that allow our clients to prosper. Build 2030 5

Evolution of Our Franchise Thrift Consumer deposits and home loans. Commercial Relationship deposits and diversified lending Serving Businesses Concierge level service for all clients –serving businesses wholistically alongside consumers, both in-person and digitally 1917-2007 Build 2030 6 15 years of investment in our evolution to a commercial bank 6 Digital Focus Leverage data to anticipate financial needs and empower clients

Northwest Retail Banking Satisfaction Study 7 677 663 663 644 642 634 630 617 608 598 Banner Bank WaFd Chase Umpqua Bank KeyBank Region Average U.S. Bank First Interstate Bank Bank of America Wells Fargo Scores were obtained from the J.D. Power 2025 U.S. Retail Banking Satisfaction Studysm. Northwest ranking is based on data including Idaho, Montana, Oregon and Washington.

Net Promoter Score Approaching World Class 8 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: CustomerGauge.com and Comparably.com WaFdaa Net Promoter Score 1Peer Net Promoter Score 1 1 2024 Financial Services Banking Benchmarks A Score of 70 or higher is considered world class. A Score of 50 or higher is considered excellent. A score of 30 or higher is considered very good. A score of 0-30 is considered good 8

Web Traffic to Wafdbank.com 9 WaFd Bank's online growth of traffic to its website is due to our technology efforts. Now averaging more than 200,000 new website visitors a month

10 Commitment to ESG & Diversity We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve and creating long-term value for all stakeholders led by a Board, management and employee base that bring together a diversity of backgrounds Board Composition ESG & Diversity Policy Highlights Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank’s core principles, which are: To provide common- sense banking that helps neighborhoods flourish Adhere to the primary corporate value of integrity Exercise prudent risk management Maintain transparency in its business practices Resolve to create long-term value for all stakeholders 1 2 3 4 5 Community Development Over $125 million dollars invested towards community development lending including and affordable housing investments Washington Federal Foundation The Washington Federal Foundation awarded 242 grants to local community organizations totaling over $1.1 million for the fiscal year Volunteerism WaFd employees participated in 11,870 volunteer hours in support of 755 community organizations and initiatives United Way Matching Campaign WaFd matches employee contributions made to United Way agencies in all nine states. In FY 2024 pledges from colleagues were $375,525. WaFd matched $375,495 and $750,000 matched by FHLB for a total of $1,501,020 Gender Identity Female Male Directors 2 9 Demographic Background African American or Black 2 Hispanic or Latinx 1 1 Asian 1 White 1 5

11 5 Year Change by Percentage in Each Geographical Area1 From September 30, 2019, to March 31, 2025 1 Wafd entered the California market with the LBC merger 3/1/24. Change in Loans Change in Deposits

12 Loan and Deposit Balances by Geographical Area As of March 31, 2025, $ In Millions Loan Balances by State Deposit Balances by State

13 Loan Growth – Through Different Interest Rate Environments • Although originations have slowed, they are keeping up with repayments largely through funding of construction loans previously originated. • Mortgage and Consumer loans currently make up 41% of total net loans compared to 74% in 2014 as a result in the origination trend noted at left Loan GrowthNew Loan Originations $ in millions. • Originations overall are reduced due to both rising interest rates and an intentional slowing to temper growth • Commercial loans make up a greater portion of all originations over time, making up 73% of all originations in 2024 compared to 49% in 2014 Mortgage & Consumer Commercial Real Estate Commercial & Industrial (C&I) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $2,000 $4,000 $6,000 $8,000 $10,000 Mortgage & Consumer Commercial Real Estate Commercial & Industrial (C&I) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $5,000 $10,000 $15,000 $20,000 $25,000

Non-Performing Assets Near Record Lows 14 We have retained a strong ACL while NPAs have declined since 2010 • ACL at March 31, 2025 amounted to $203 million, representing 286% of total NPAs 1 • Non-performing assets $71 million as of March 31, 2025, 0.26% of Total Assets Non-Performing Assets to Total Assets and ACL to Total Loans 1 1 ACL to Total Loans does not include ACL related to unfunded commitments of $20.0 million. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2 3.22% 2.76% 2.18% 1.63% 1.00% 0.88% 0.67% 0.64% 0.53% 0.48% 0.20% 0.22% 0.21% 0.26% 0.28% 0.26% 1.79% 1.85% 1.69% 1.47% 1.36% 1.15% 1.13% 1.12% 1.11% 1.09% 1.29% 1.22% 1.06% 1.01% 1.01% 1.01% Non-Performing Assets to Total Assets ACL to Gross Loans 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD

Strong Credit Quality 15 Net Loan Charge-offs (recoveries) Average NCOs Per Year – Last 20 Years Source: S&P Global, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge-Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries totaled $74.9 million. Although we experienced net charge-offs in fiscal 2023, those were the result of one large charge-off rather than a more widespread issue within the overall portfolio. Charge-off and recovery activity was minimal in FY 2024. 2.01% 1.23% 0.93% 0.24% (0.18)% (0.06)% (0.13)% (0.13)% (0.10)% (0.03)% (0.03)% (0.05)% (0.02)% 0.26% 0.01% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (0.50)% —% 0.50% 1.00% 1.50% 2.00% 2.50%

Net Loan Portfolio Average Current LTV 16 As of March 31, 2025, $ In Thousands Net Balance % of Loans WTD Avg Current LTV % Delinquent based on $ Multifamily 4,840,784 23% 56% 0.31 % CRE - Office 775,564 4% 69% 0.49 % CRE - Other 2,825,444 14% 46% — % CRE Construction - Multifamily 740,858 4% 52% — % CRE Construction - Other 451,072 2% 39% — % C&I 2,324,598 11 % NA — % SFR 8,223,356 39% 38% 0.42 % SFR Custom Construction 136,424 1% 66% 0.62 % Other 601,901 3 % NA 0.61% 20,920,001 100% 0.27%

Other CRE Property Types as % of Total Net Loans 17 As of March 31, 2025 Industrial 3.7% Other Non-Residential 1.4% Medical / Dental 1.2% Retail-anchored 1.1% Mixed Use 1.0% Motel / Hotel .9% Mini Warehouse / Self Storage 0.8% Retail - Not Anchored 0.6% Warehouse 0.5% Single Family Residence 0.3% Restaurant / Tavern 0.3% Cross Collateral / Bridge 0.3% Convalescent / Assisted Living 0.3% Gas Station / Convenience Store 0.1% All Others 1.0%

Significant Liquidity and High-Quality Securities Portfolio 18 High quality, $4.9 billion cash and investment portfolio with $13.5 billion remaining collateral and lines as a source of additional potential liquidity Cash and Securities Composition Total Cash and Securities: $4.9B Cash and Securities / Total Assets: 18% Cash & Securities / Total Assets1 As of 3/31/2025, WAFD maintains $4.9 of balance sheet Liquidity. • Cash and Securities is 18% of assets • Investment Portfolio targets low credit risk / moderate duration • 78% Cash and US Government-backed Agency Bonds and MBS • Current Yield on Cash and Investments Portfolio is 4.17% Liquidity is tested quarterly through utilizing various scenarios to determine their affect on available liquidity. Whether minor or extreme, these tests show strong liquidity as a result of deposits and borrowing capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Banks similar to WaFd in size, geography and operations Total Cash and Securities: $4.4B Cash and Securities / Total Assets: 15% 3/31/2024 3/31/2025 US Backed, 53%Cash, 25% High Quality Bonds, 22% US Backed, 40% Cash, 34% High Quality Bonds, 26% WAFD Peers Sep 2018 Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 10.00% 20.00% 30.00% 40.00%

Investment Portfolio 19 High quality, $3.6 billion investment portfolio with a duration of 2.4 years. Portfolio is 47% variable rate. HTM Investments Fair Value Gain/(Loss) WAL Expected Yield Agency MBS $ 484,592 $ (41,910) 7.2 3.58% AFS Investments Fair Value Gain/(Loss) WAL Expected Yield Agency MBS $ 2,074,672 $ (32,476) 4.8 4.38% Agency and Student Loan Bonds 807,432 (305) 13.6 5.26% Corporate Bonds 225,310 (11,603) 4.9 4.08% Municipal Bonds 35,349 (99) 10.1 5.21% $ 3,142,763 $ (44,483) Hedges Gain/(Loss) Borrowing Cash Flow Hedges $ 120,666

Highly Diversified Deposit Base - % of Deposits by Industry 20 Top 20 depositors make up 10% of total deposits. 25.6% of total deposits are uninsured and not collateralized as of March 31, 2025 Consumer, 26% Public Administration, 10% Finance and Insurance, 8% Real Estate and Rental and Leasing, 7% Other Services (except Public Administration), 6% Management of Companies and Enterprises, 6% Construction, 5%Educational Services, 5% Health Care and Social Assistance, 5% Professional, Scientific, and Technical Services, 4% Manufacturing, 3% Retail Trade, 3% Accommodation and Food Services, 2% Agriculture, Forestry, Fishing and Hunting, 2% Waste Management and Remediation Services, 1% Arts, Entertainment, and Recreation, 1.0% Mining, 1.0% Wholesale Trade, 1.0% Transportation and Warehousing, 1.0% Information, 1.0% Utilities, 1.0%

21 Deposit Trends Shifting away from time deposits in favor of transaction accounts. Checking accounts now make up 33% of all deposits Transaction Accounts, $11,854, 55.3% Time Deposits, $9,573, 44.7% Transaction Accounts, $5,708, 53.4% Time Deposits, $4,985, 46.6% As of 3/31/2025 As of 3/31/2015 Transaction Accounts Time Deposits WTD Rate 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 $— $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 —% 0.80% 1.60% 2.40% 3.20% 4.00% 4.80%

Deposit Flows

Overall changes by quarter and balances by type

Customer Deposit Accounts	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025
Checking - Noninterest Bearing	3,266,734	3,070,895	2,856,165	2,729,888	2,604,281	2,482,010	2,514,310	2,500,467	2,489,394	2,400,172
Checking - Interest Bearing	3,497,795	3,971,814	4,125,554	4,124,463	4,084,933	4,579,413	4,481,465	4,486,444	4,554,922	4,625,596
Savings	1,059,093	1,002,034	943,915	817,547	777,204	771,260	733,973	718,560	714,755	715,199
Money Market	4,867,905	4,503,090	3,954,709	3,358,603	3,191,646	4,506,179	4,199,257	4,111,714	4,094,788	4,113,017
CDs	3,338,043	3,412,203	3,980,605	4,863,849	5,380,723	9,000,911	9,255,760	9,556,785	9,584,918	9,573,442
Total	16,029,570	15,960,036	15,860,948	15,894,350	16,038,787	21,339,773	21,184,765	21,373,970	21,438,777	21,427,426
Quarter % Change	0.4 %	(0.4)%	(0.6)%	1.6 %	(0.5)%	33.1 %	(0.7)%	0.9 %	0.3 %	(0.1)%
Quarter $ Change	63,950	(69,535)	(99,087)	259,476	(81,637)	5,300,986	(155,008)	189,205	64,807	(11,351)

Uninsured & Uncollateralized Deposits	4,876,840	4,238,629	4,033,174	4,124,355	4,182,289	5,436,402	5,238,217	5,134,192	5,317,511	5,490,142
% of Total Deposits	30.4 %	26.6 %	25.4 %	25.6 %	26.1 %	25.5 %	24.7 %	24.0 %	24.8 %	25.6 %

- Deposit balances increased in FY24 as a result of the LBC merger. The merger added $3.7 billion in time deposits and $1.9 billion in transaction accounts.
- 74% of deposits are collateralized or insured.

*(Balances $ in thousands)

WaFd Bank
22

Borrowings and Debt Outstanding & Weighted Rate 23 Total Debt is 98.2% FHLB advances and 1.8% Junior Subordinated debentures and is used in part to manage interest rate risk. Current period decrease reflects the repayment of FHLB advances. Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. More recent increases served to ensure sufficient balance sheet liquidity. Borrowings WTD Rate 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Effective Maturity Schedule $ in millions Within 1 year: $ 1,750 4.50% 1 to 3 years: 95 4.66% 3 to 5 years: 19 0.04% 5+ years: 851 0.95%

Cost of Deposits in the Rising Rate Environment 24 0.23% 0.42% 0.79% 1.34% 1.77% 2.07% 2.42% 2.65% 2.95% 3.11% 3.02% 2.89% 0.94% 2.35% 3.82% 4.64% 5.07% 5.40% 5.40% 5.40% 5.40% 5.33% 4.71% 4.50% Cost of All Deposits Avg Fed Funds (Upper) Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00%

AOCI vs our Peers 25

26 Income Statement Comparison 26 $ In thousands Three Months Ended 3/31/2025 3/31/2024 $ Change % Change INTEREST INCOME Loans receivable $ 282,077 $ 274,341 $ 7,736 3% Mortgage-backed securities 23,926 12,905 11,021 85% Investment securities and cash equivalents 30,081 31,580 (1,499) (5)% 336,084 318,826 17,258 5% INTEREST EXPENSE Customer accounts 151,948 116,164 35,784 31% FHLB advances and other borrowings 23,226 44,065 (20,839) (47)% 175,174 160,229 14,945 9% Net interest income 160,910 158,597 2,313 1% Provision (release) for credit losses 2,750 16,000 (13,250) Net interest income after provision (release) 158,160 142,597 15,563 11%

27 Income Statement Comparison Efficiency Ratio of 58.31% for the quarter ending March 31, 2025 up from 77.74% for the quarter ending March 31, 2024 as a result of merger-related expenses. Effective tax rate for the quarter ending March 31, 2025 is 21.88% down from 24.21% for the quarter ending March 31, 2024. $ In thousands Three Months Ended 3/31/2025 3/31/2024 $ Change % Change NON-INTEREST INCOME $ 18,881 $ 13,392 $ 5,489 41% NON-INTEREST EXPENSE Compensation and benefits 52,710 73,155 (20,445) (28)% Occupancy 11,499 10,918 581 5% FDIC premiums 5,800 7,900 (2,100) (27)% Product delivery 6,907 5,581 1,326 24% Information technology 14,481 12,883 1,598 12% Other expense 13,435 23,275 (9,840) (42)% 104,832 133,712 (28,880) (22)% Gain (loss) on REO (199) (1,315) 1,116 (85)% Income before income taxes 72,010 20,962 51,048 244% Income tax provision 15,758 5,074 10,684 211% NET INCOME $ 56,252 $ 15,888 $ 40,364 254% Dividends on preferred stock 3,656 3,656 — —% Net income available to common shareholders $ 52,596 $ 12,232 $ 40,364 330%

28 Net Interest Income and Net Interest Margin Net interest income in thousands. IRR measures as of March 31, 2025: • Net Interest Income (NII) would increase by 0.5% in +100 bps immediate and parallel shock and would increase by 4.5% in a -100 bps immediate parallel shock. • Net Portfolio Value (NPV) after +200bps shock is 28.2% lower ($834M) and at $2.1 billion would be 8.48% of total assets. NPV after -200bps shock is 16.2% higher ($480M) and at $3.4 billion would be 12.5% of total assets. Net Interest Income Margin % Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%

29 Net Income and Common Earnings Per Share Annual Quarterly March 31, 2024 Net Income and EPS reflect merger-related expenses of $25 million and the preliminary ACL provision of $16 million. Net Income (in thousands) EPS 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 $— $60,000 $120,000 $180,000 $240,000 $300,000 $— $1.00 $2.00 $3.00 $4.00 Net Income (in thousands) EPS Dec -21 Mar- 22 Ju n-22 Sep -22 Dec -22 Mar- 23 Ju n-23 Sep -23 Dec -23 Mar- 24 Ju n-24 Sep -24 Dec -24 Mar- 25 $— $20,000 $40,000 $60,000 $80,000 $— $0.25 $0.50 $0.75 $1.00 $1.25 $1.50

Non-Interest Income 30 Diverse sources of Non-Interest Income provide steady growth and balance our revenue profile Non-Interest Income for Quarter-Ended March 31, 2025 Non-Interest Income Over Time ($MM) Non-Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Gains on property sales • WAFD Insurance Income • Income on equity method investments Loan Fees, 9.6% Deposit Fees, 37.4% Other Income, 52.9% 11% 9% 11% 16% 12% 10% 6% 5% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $4.3 $3.8 $3.9 $7.3 $6.9 $7.2 $3.9 $22.6 $25.9 $24.9 $23.7 $24.7 $25.9 $26.1 $27.5 $23.2 $14.7 $23.3 $24.1 $28.6 $33.2 $23.1 $29.9 $3.5 $10.1 $30.7 Loan Fees Deposit Fees Other Income Gain on Sale of Investments Gain on Sale of Buildings FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024

31 Non-Interest Expense Over Time Annual and Quarterly - Expenses in thousands Annual Quarterly Non-interest expense includes FDIC premiums, product delivery & IT related costs and other miscellaneous expenses. The quarter-ended March 31, 2024 includes merger related expenses and other non-operating expenses. If removed, the adjusted efficiency ratio for 2024 would be 57.5%. See additional details for ‘other’ expenses within Other Non-Interest Expense on the next page. 47% 50% 51% 48% 50% 52% 59% 59% 54% 51% 62% Compensation Occupancy Other Expense Efficiency Ratio FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 —% 10% 20% 30% 40% 50% 60% 70% 59% 52% 50% 47% 52% 52% 52% 58% 78% 57% 57% 65% 58% Compensation Occupancy Other Expense Efficiency Ratio MAR-22 JU N-22 SEP-22 DEC-22 MAR-23 JU N-23 SEP-23 DEC-23 MAR-24 JU N-24 SEP-24 DEC-24 MAR-25 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 —% 10% 20% 30% 40% 50% 60% 70% 80%

32 Breakout of Non-Interest Expense Non-Interest Expense includes: • FDIC Premiums • Product Delivery • Information Technology • ‘Other expense’ line-item include professional services, marketing and administrative costs. Expenses in millions $11.4 $11.6 $9.8 $10.9 $14.4 $9.5 $20.0 $28.9$14.0 $16.4 $15.9 $17.0 $18.5 $19.5 $21.0 $24.0 $28.9 $34.6 $38.9 $52.9 $42.7 $47.2 $49.4 $53.3 $29.8 $41.7 $34.6 $47.5 $41.1 $45.9 $47.5 $65.9 FDIC Premiums Product Delivery Information Technology Other Expense FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024

33 Capital Ratios WAFD does not seek to maximize leverage. Rather, we aspire to be the bank that can best weather the next storm on the horizon. • Source: S&P Global, Company Filings Common Equity Tier 1 Ratio WaFd Inc. Top 100 Banks Peer Banks Well Capitalized Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Mar 2025 —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Total Risk-Based Capital WaFd Inc. Top 100 Banks Peer Banks Well Capitalized Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Mar 2025 —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE+ACL/Tang Assets Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Mar 2025 9.00% 9.50% 10.00% 10.50% 11.00% 11.50% 12.00%

Returning Capital to Shareholders Recent Capital Activities • Current cash dividend of $0.27 provides a yield of 3.79% based on the current stock price (April 30) • 1,070,207 shares were repurchased in fiscal 2024 with a weighted price of $25.29 • Since 2013, 50 million shares repurchased which is 46% of total outstanding shares as of 9/30/2012 • During fiscal 2024 the Board of Directors authorized an additional 10 million shares for repurchase. • 10.8 million shares remain in buyback authorization 34 Common Dividend as a % of Net IncomeReturn of Income to Common Shareholders Share Repurchases 30.1% 38.3% 38.0% 27.8% 26.3% 40.1% 2019 2020 2021 2022 2023 2024 Net Income Stock Buyback & Dividends 2019 $210,256 $187,163 89% 2020 $173,438 $178,629 103% 2021 $173,581 $414,527 239% * 2022 $221,705 $64,837 29% 2023 $242,801 $94,255 39% 2024 $185,416 $101,355 55% 2025 YTD $96,207 $67,293 70% * Preferred stock issuance proceeds were used to repurchase 8 million shares # of Shares Wtd Price Paid % Outstanding at beginning of the year 2019 4,065,352 $30.46 5% 2020 3,339,530 $33.58 4% 2021 10,810,113 $32.25 14% 2022 92,774 $35.14 0.1% 2023 1,165,161 $26.14 2% 2024 1,070,207 $25.29 1.6% 2025 YTD 815,610 $30.35 1.3%

As of 3/31/2025: Book Value per Share $33.84 Tangible Book Value per Share $28.31 Price to BV: .845 Price to TBV: 1.01 Stock Price & Book Value Per Share 35

Managing Capital Text Text Text Tex 36 Perspective through the last Credit Cycle

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.